November 4, 2004 www.sterlingfi.com Investor Relations: 717-581-6005

Forward Looking Statement Disclosure In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward-looking statements include words such as believes, expects, anticipates and other similar expressions. Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling's financial services and products may not occur; volatility in interest rates; and other risks and uncertainties. Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.

Who We Are Family of financial services organizations based in Lancaster, PA Banking makes up about 60% of Net Income Bank of Lancaster County, N.A. (Est. 1863) Bank of Lebanon County (Est. 2000) PennSterling Bank (Est. 2003) Bank of Hanover and Trust Co. (Est. 1835) First National Bank of North East (Est. 1903) Delaware Sterling Bank & Trust Company (charter pending) Pennsylvania State Bank (acquisition pending)

Who We Are Sterling Financial Trust Company Church Capital Management LLC Bainbridge Securities, Inc. Town & Country Leasing, LLC Equipment Finance LLC Lancaster Insurance Group, LLC Sterling Financial Settlement Services Correspondent Services Group Professional Services Group StoudtAdvisors Sterling Financial Affiliates Represent the other 40%

Who We Are Sterling Profile 17 Affiliates Presence in 11 Counties in three States with attractive demographics Over 100,000 household and business clients (every State in U.S.) $2.45 Billion in assets Diluted earnings per share compound annual growth rate of 14.5% over past three years

Affiliate Office Locations 6

Make Money, Have Fun Our Vision

Our Mission We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities. Our people, who are the Sterling Financial Corporation will deliver solutions that provide superior results for our customers and our company.

Communities Support our communities Make Money, Have Fun Focus on three strategies Customer Customer Strategy Shareholder Shareholder Strategy People People Strategy

Creating Shareholder Value - Key Measures: EPS Annual Growth greater than 10% Return on Average Realized Equity greater than 16% Efficiency Ratio less than 60% Make Money, Have Fun

Our Strategic Focus Building a strong, broad based financial services company Expanding into growing markets Carroll Co., MD (Bank of Hanover) Berks Co., PA (PennSterling Bank) New Castle Co., DE (Delaware Sterling Bank) Dauphin and Cumberland Co., PA (PA State Bank)

Our Strategic Focus Building a strong, broad based financial services company Expanding into growing markets Adding new companies, competencies and core products Equipment Finance Church Capital Management Bainbridge Securities StoudtAdvisors

Sterling Approach to Acquisitions Core earnings attained through organic growth Acquisitions used to: Expand geographically in selected markets Enhance offerings in related financial services business lines

Sterling Approach to Acquisitions What we look for: Strategic, cultural, and philosophical fit Successful companies with aggressive leaders Management team that will use equity to buy into Sterling, rather than create exit strategy How we work with new affiliates: Retain management and let them continue to lead success on stand-alone basis Leverage synergies over time to enhance success across Sterling

Recent and Pending Acquisitions New Affiliate Close Date Church Capital Management LLC October, 2003 Bainbridge Securities, Inc Corporate Healthcare Strategies d/b/a May, 2004 StoudtAdvisors The Pennsylvania State Banking Company December, 2004* *Anticipated closing date

Church Capital Management What they bring to Sterling: Managed assets of approximately $690 million as of Sept. 20, 2003; $800 million as of June 30, 2004 Expertise managing equity, balanced, and fixed income portfolios Focus on Large Cap equities, with an orientation toward growth ("Growth at a Reasonable Price") Customer base of high net worth individuals and institutions Affiliated broker dealer: Bainbridge Securities Employees: 14 individuals; 6 investment management professionals

Church Capital Management High Net Worth Institutions 0.49 0.51 Equity Fixed Income Cash Other 0.53 0.38 0.07 0.02 Assets Under Management

Church Capital / Bainbridge Securities Synergies Customer brokerage activities In-house brokerage activities Leveraging overhead Revenue Enhancements Trust services to investment advisory clients Bank brokerage/correspondent services Investment management/correspondent services

StoudtAdvisors What they bring to Sterling: Expertise in providing benefit products and consulting services through: StoudtAdvisors - Employee benefits insurance consulting and brokerage for medium and large businesses CapRisk - Financial protection for employers who self-fund their medical, dental, and prescription benefit plans Lancaster Chamber Health Plan - Partnership with Lancaster Chamber of Commerce to provide benefit products to smaller companies 22 employees Over 1200 client companies and employer groups

StoudtAdvisors Large Employer - Insured Benefits Small Employer - Insured Benefits Large Employer - Stop-Loss 0.52 0.34 0.14 Mix of Business (Gross Commissions)

StoudtAdvisors Synergies Expansion of insurance platform Adds to unique financial expertise available through Sterling affiliates Supports positioning as comprehensive financial services organization Revenue Enhancements Expansion of Stoudt market area Employee benefit services to banking clients Other Sterling services to Stoudt clients

Sterling Acquisition of PA State Bank - Forward Looking Information This presentation contains statements regarding historical and projected performance of Sterling Financial Corporation and The Pennsylvania State Banking Company on a stand-alone and on a pro-forma combined basis. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the projections discussed in this release since such projections involve significant risks and uncertainties. Factors that might cause such differences include, but are not limited to: the timing of closing the proposed merger being delayed; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which Sterling and PA State conduct their operations, being less favorable than expected; the cost and efforts required to integrate aspects of the operations of the companies being more difficult than expected; expected cost savings from the proposed mergers not being fully realized or realized within the expected timeframes; and legislation or regulatory changes which adversely affect the ability of the combined company to conduct its current or future operation. Sterling Financial Corporation and The Pennsylvania State Banking Company disclaim any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information About The Merger Sterling and PA State have filed documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement, which was distributed to shareholders of PA State. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Investors are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Sterling and PA State, free of charge on the SEC's Internet site (www.sec.gov), by contacting Sterling Financial Corporation, Investor Relations, 101 North Pointe Blvd., Lancaster, PA 17601 (tel: (717) 735-5602 and web site: www.sterlingfi.com), or by contacting The Pennsylvania State Banking Company, Investor Relations, P.O. Box 487, Camp Hill, PA 17011 (tel: (717) 731-7272). Directors and executive officers of PA State may be deemed to be participants in the solicitation of proxies from the shareholders of PA State in connection with the merger. Information about the directors and executive officers of PA State and their ownership of PA State common stock is set forth in the prospectus/proxy statement. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Sterling Financial Corp. Strategic Perspective of the Transaction Enhanced franchise value for Sterling Consistent with Sterling's long-term strategic plan PA State Bank is Sterling's optimum method for market entry Favorable market demographics

The companies share the same cultural tenets Customer focused Common basic operational functions Relationship management oriented Engaged employees in a partnership Value to investors is paramount Commitment to community Sterling Financial Corp. Strategic Perspective of the Transaction

The Pennsylvania State Banking Company Market Area Highlights Excellent demographics with several areas of significant wealth Vibrant commercial banking market, with merger- related brand name turmoil Economic stability inherent in state capital region Diverse industries - not dominated by a single or limited number of companies or industries Natural market extension for Sterling franchise

PA State Banking Company Strategic Perspective of the Transaction Enhanced market penetration power with Sterling as a financial partner Immediate financial reward for PA State shareholders, with future value driven by Sterling's superior operating performance and liquidity of stock Attractive dividend for PA State shareholders Preservation of value through retention of PA State Bank name

Summary of Transaction Terms Cash consideration fixed at $22.00 per share Exchange ratio floats between 0.8300 and 0.7239 as Sterling's price varies between $26.51 and $30.39 If Sterling's price is above $30.39, exchange ratio is fixed at 0.7239 If Sterling's price is below $26.51, exchange ratio is fixed at 0.8300 Based on Sterling's closing price of $26.50 on 10/29/04, stock portion is worth $22.00 /share Measurement period for exchange ratio is a 20-day average ending three days prior to closing

Summary of Transaction Terms (cont'd) Form of consideration: 75% stock / 25% cash with ability to increase cash portion to 30% PA State Bank to be a subsidiary of Sterling with Thomas J. Sposito remaining as CEO, and Charter and Board remain in place One Sterling Board seat for PA State representative Employment agreements have been executed with key employees of PA State Approvals have been received from shareholders and regulators

Value Measures Statistic Transaction value ($ millions) Price / LTM earnings (x) Price / Book value (%) Price / Assets (%) Premiums over tangible equity/ core deposits (%) Premium to market (%) Sterling/ PA State* 44 32 279 22 20 62 Selected Reference Transaction Mean** 62 32 270 23 22 54 *Based on Sterling closing price of $25.63 and PA State closing price of $13.25 on 6/10/04 **Transactions under $100 million in value announced since 6/1/02 where target is profitable commercial bank in PA.

Financial Impact Accretive to EPS in first year after closing Conservative cost savings assumptions Conservative purchase accounting assumptions Modest revenue enhancements targeted Pro forma highlights Total assets: $2.6 billion Total loans: $1.7 billion Total deposits: $1.9 billion 62 branch offices and 62 ATMs Sterling remains well-capitalized Expected closing: December, 2004

Our Strategic Focus Building a strong, broad based financial services company Expanding into growing markets Adding new companies, competencies and core products Following Customer Relationship Management Model that sets us apart

Relationship Management Customer Loyalty resulting in Long- term Profitability Wealth Management / Investment Services Leasing Change = Opportunity Banking Insurance Fun! Team > Me We're here to help New Technology Communication Sterling Standards Learning Accountability Passion Delivery Channels Information Commercial Finance Correspondent Banking Human Resource Consulting

Our Strategic Focus Building a strong, broad based financial services company Expanding into growing markets Adding new companies, competencies and core products Following Customer Relationship Management Model that sets us apart Focusing on our people = our competitive advantage Employment Partnership

Employment Partnership Results: Ranked #1 Best Place to Work in PA* Ranked #1 in Employee Engagement** *Pennsylvania Department of Community and Economic Development, et al, 2003 **Corporate Leadership Council study of 59 companies across 14 industries, 2004 Business Strategy Employee Desires = Employee "Gives" = Employee "Gets"

Make Money, Have Fun

Industry Recognition Four analysts now cover SLFI NASDAQ Market Open this morning American Banker article October 5, 2004 Top 20 Fastest Growing Companies in Central Pennsylvania* *Central Penn Business Journal, October 2004

Non-GAAP Measurement The following discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc. The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling's operational efficiency. Comparison of Sterling's efficiency ratio with other companies' may not be appropriate, as they may calculate their efficiency ratio in a different manner. In addition, depreciation on operating leases have been netted against non- interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

December 31, Total Assets* *As Reported -GAAP Basis 1999 2000 2001 2002 2003 1556 1726 1861 2157 2343 (In Millions)

Key Measures of Success EPS Annual Growth......Greater than 10% Return on Average Realized Equity............Greater than 16% Efficiency Ratio.............Less than 60% (Increasing Shareholder Value)

*As Reported -GAAP Basis 1999 2000 2001 2002 2003 0.91 0.85 1.03 1.18 1.35 Diluted Earnings Per Share Year ended December 31,

Diluted Earnings Per Share* YTD YTD 2003 YTD 2004 0.99 1.11 Nine months ended September 30, *As Reported -GAAP Basis

Annual Growth in Earnings Per Share Year ended December 31, 2000 2001 2002 2003 YTD 09/30/04 -0.066 0.212 0.146 0.144 0.121

Return On Average Realized Equity* 1999 2000 2001 2002 2003 0.1446 0.1236 0.1441 0.1447 0.151 Year ended December 31, *As Reported -GAAP Basis

Return On Average Realized Equity* YTD *As Reported -GAAP Basis YTD 2003 YTD 2004 0.1492 0.1507 Nine months ended September 30,

Efficiency Ratio* 1999 2000 2001 2002 2003 0.623 0.631 0.645 0.602 0.59200000013148 * See Non-GAAP measurement slide for efficiency ratio definition Year ended December 31,

Efficiency Ratio* YTD YTD 2003 YTD 2004 0.596 0.613 * See Non-GAAP measurement slide for efficiency ratio definition Nine months ended September 30,

Year ended December 31, Revenues* 1999 2000 2001 2002 2003 Net Int Inc 54222 54818 58642 74948 85918 Non Int Inc 17683 19348 21998 24390 27772 *See Non-GAAP measurement slide for non-interest income definition (In Thousands)

YTD 2003 YTD 2004 Net Int Inc 83246 97028 Non Int Inc 19495 25784 Revenues* YTD *See Non-GAAP measurement slide for non-interest income definition (In Thousands) Nine months ended September 30,

Net Interest Margin (FTE Basis) 1999 2000 2001 2002 2003 0.0427 0.0403 0.0395 0.0438 0.0465 Year ended December 31,

Net Interest Margin YTD (FTE Basis) YTD 2003 YTD 2004 0.0463 0.0476 Nine months ended September 30,

Asset Quality Ratios ALLL / Total Loans ALLL / NPL NPL / Total Loans Net Charge-Off Ratio 1999 2000 2001 2002 2003 1.24% 1.13% 1.01% 1.00% 0.98% 329% 192% 126% 111% 315% 0.38% 0.59% 0.80% 0.90% 0.31% 0.07% 0.08% 0.17% 0.08% 0.14% December 31,

Asset Quality Ratios ALLL / Total Loans ALLL / NPL NPL / Total Loans Net Charge-Off Ratio 2003 2004 0.96% 0.97% 369% 711% 0.26% 0.14% 0.17% 0.11% September 30,

Price Earnings Multiple 12/31/00 12/31/01 12/31/02 12/31/03 09/30/04 0.113 0.151 0.16 0.164 0.179

Institutional Ownership (%) 12/31/00 12/31/01 12/31/02 12/31/03 09/30/04 0.027 0.039 0.07 0.094 0.134

Annual Volume Shares Traded Year ended December 31, 2000 2001 2002 2003 2004 3222000 4447000 5070000 5225000 6000000 (estimated)

Building Shareholder Value Sterling Financial Corporation................ Nasdaq Bank Stock Index................ Russell Financial Services Index............. Russell 2000 Index.......... Dividend Yield............... 35.29% 17.46% 21.32% 18.81% 2.38% One Year* Three Years* 113.48% 54.84% 67.23% 47.16% *ending 9/30/04 Five Years* 57.83% 99.44% 109.65% 43.6%

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